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                                                                   Exhibit 10.37

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
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                                                                                           1. CONTRACT ID           PAGE  OF  PAGES
                                                                                              CODE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                            L/R                        1 | 3
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2. AMENDMENT/MODIFICATION NO.         3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REG. NO.        5. PROJ NO. (if applicable)

   P00031                                See Blk 16c              N00024-00-NR-06879                      0-378-06879
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6. ISSUED BY                  CODE          N00024             7. ADMINISTERED BY (if other than Item 6) CODE              N62793
                                       -------------------                                                             -------------
                                                                  SUPERVISOR OF SHIPBUILDING
NAVAL SEA SYSTEMS COMMAND                                         CONVERSION AND REPAIR
BUYER/SYMBOL: Melanie Harvey/SEA 02215H                           4101 WASHINGTON AVE
2531 JEFFERSON DAVIS HWY                                          NEWPORT NEWS, VA 23607
ARLINGTON, VA  22242-5160
EMAIL: harveymk@navsea.navy.mil
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)              Check 9A. AMENDMENT OF SOLICITATION NO.
                                                                                         -----
 NEWPORT NEWS SHIPBUILDING
                                                                                               -------------------------------------
 4101 WASHINGTON AVENUE                                                                        9B. DATED (SEE ITEM 11)
 NEWPORT NEWS, VA 23607-2770
                                                                                         -------------------------------------------
                                                                                               10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    NO.
                                                                                            X       N00024-98-C-2104
                                                                                               -------------------------------------
  DUNS NO.  00-130-7495                TIN NO. 54-0318880                                      10B. DATED (SEE ITEM 13)
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CAGE CODE  43689                              FACILITY CODE                                    03 SEP 98
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                                       11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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      The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is
----- extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning 3 copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED
FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)

SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET
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                                   13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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 Check  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONT-
        TRACT ORDER NO. IN ITEM 10A.
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        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------- ----------------------------------------------------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X        MUTUAL AGREEMENT OF THE PARTIES
------- ----------------------------------------------------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

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E. IMPORTANT:  Contractor (    ) is not, ( X  ) is required to sign this document and return    2     copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.) Except as provided herein, all terms and conditions referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
 SEE ATTACHED

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15A. NAME AND TITLE OF SIGNER                                         16A. NAME AND TITLE OF CONTRACTING OFFICER
Thomas C. Schievelbein, Executive Vice President and                  Stephen J. Filan, Aircraft Carriers Contracting Officer
Chief Operating Officer
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15B. CONTRACTOR/OFFEROR                             15C. DATE SIGNED  16B. UNITED STATES OF AMERICA                 16C. DATE SIGNED

                                                                      BY
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     (Signature of person authorized to sign)                               (Signature of Contracting Officer)
--------------------------------------------------- ----------------- --------------------------------------------------------------
NSN 7540-01-152-8070                                                                       STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                                             Prescribed by GSA
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                                                                N00024-98-C-2104
                                                                P00031
                                                                Page 2 of 3


WHEREAS, the Navy and Newport News Shipbuilding and Dry Dock Company, hereinafter referred to as the parties, entered into this contract (N00024-98-C-2104) for the procurement of advance planning, advanced procurement and advanced construction of long lead-time materials and components and associated research and development (R&D) efforts; and

WHEREAS, it was the parties' intention to modify this contract or enter into a separate contract, at the option of the Government, to construct CVN 77; and

WHEREAS, the parties have agreed to modify this contract to expand the scope of work to include such additional work; and

WHEREAS, the parties have agreed, in accordance with the Advanced Planning Contract clause C-33, "CONTRACT CONVERSION - CONSTRUCTION OF CVN 77 (APPLICABLE ONLY TO ITEM 0003)", to convert the Cost-Plus-Fixed-Fee Items 0003, Long Lead Time Material Procurement/Manufacture for CVN 77 and 0004, associated data; and consolidate those Items into a Fixed-Price-Incentive contract under new Items 0009 through 0014; and

WHEREAS, the parties agree that the price, and terms and conditions for the advance planning and associated research and development efforts (Items 0005 and 0007) remain unchanged; and

WHEREAS, the parties have agreed that all performance, all public vouchers and invoices submitted to and payments made by the Government prior to the date of execution of this modification shall be deemed to have been performed, submitted and made respectively hereunder, and notwithstanding the foregoing it is the intent of the parties that terms, conditions, and provisions previously set forth in this contract be applied, notwithstanding this modification, to work performed and actions taken prior to the date of execution of this modification, unless otherwise specified herein; and

WHEREAS, the parties agree to modify other contract provisions as set forth below: and

NOW THEREFORE, the parties agree as follows:

1. On the cover page of the Contract, SF 26, in Block 15G, delete "$45,387,055" and insert "$4,082,005,706" in lieu thereof.

2. Sections B through J of the Contract (including attachments referenced in Section J) are revised in their entirety to read as set forth in this Modification P00031.

3. Except as stated otherwise herein, all actions prior to the effective date of this supplemental agreement shall have been governed by the terms and conditions of Contract N00024-98-C-2104 in effect prior to this agreement.